UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2004

Artisoft, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-19462	86-0446453
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

5 Cambridge Center, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (617) 354-0600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 2, 2004 Artisoft Inc. approved a Code of Business Conduct and Ethics (the “Code”), within the meaning of Item 406(b) of Regulation S-K, that applies to Artisoft’s directors, officers and employees, including, Artisoft’s principal executive officer, principal financial officer and principal accounting officer.

A complete copy of the Code is posted at Artisoft’s website at www.artisoft.com under “Investor Relations”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISOFT, INC.

Date: November 4, 2004	By:	/s/ Duncan G. Perry

Duncan G. Perry
Chief Financial Officer